Exhibit 99.2

Second Quarter Fiscal 2009
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2008

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	12 Main Street South Minot, ND 58701 Tel: 701-837-4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

October 31, 2008

Page

Company Background and Highlights	2

Investment Cost by Segment	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10-11
Capital Analysis	12

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	13
Net Operating Income Detail	14-17
Stabilized Properties and Overall Economic Occupancy Levels by Segment	18

Tenant Analysis
Commercial Leasing Summary	19-20
Multi-Family Residential Summary	21
10 Largest Commercial Tenants - Based on Annualized Base Rent	22
Lease Expirations as of October 31, 2008	23

Growth and Strategy
Fiscal 2009 Acquisition Summary	24
Fiscal 2009 Development Summary	25

Definitions	26

Company Background and Highlights
Second Quarter Fiscal 2009

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the three months ended October 31, 2008, IRET acquired a 36-unit apartment building located in Isanti, Minnesota for a purchase price of $3.1 million, consisting of approximately $1.3 million in cash, and limited partnership units of IRET’s operating partnership valued at approximately $1.8 million.  The apartment building is currently 100% occupied.

IRET also acquired during the second quarter of fiscal year 2009 an approximately 22,500 square foot one-story office property, on approximately 2.5 acres in Bismarck, North Dakota.  The office building is connected to a vacant four-story office property which the Company is demolishing. The Company paid $2.2 million for this property, which is the former location of the Bank of North Dakota.  The one-story office annex is currently leased through June 2009 to a single tenant.

During the second quarter of fiscal year 2009, IRET completed the remaining interior work and tenant improvements in its approximately 31,643 square foot addition to the Company’s Southdale Medical Building in Edina, Minnesota.  The cost of the expansion project was approximately $6.5 million, excluding relocation, tenant improvement and leasing costs incurred to relocate tenants in the existing facility.  The addition is currently approximately 84% leased. A lease has been signed for the remainder of the space in the addition, with tenant occupancy expected in the fourth quarter of fiscal year 2009.

Also during the second quarter of fiscal year 2009, IRET completed construction of an approximately 56,239 square foot medical office building and adjoining parking ramp next to the Company’s existing five-story medical office building located at 2828 Chicago Avenue in Minneapolis, Minnesota.  The new medical office building and adjoining parking ramp cost approximately $11.3 million to construct.  Currently, approximately 72% of this new medical office building is leased to two tenants.

The Company had no material dispositions during the three months ended October 31, 2008.

In the second quarter of fiscal year 2009, IRET paid its 150th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1690 per share/unit distribution was paid October 1, 2008.

As of October 31, 2008, IRET owns a diversified portfolio of 242 properties consisting of 77 multi-family residential properties, 66 office properties, 49 medical properties (including senior housing), 17 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 38 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of October 31, 2008)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Office, Medical, Industrial, Retail
Total Properties	242
Total Square Feet
(commercial properties)	11.6 million
Total Units
(multi-family residential properties)	9,564
Common Shares Outstanding	58,713,015
Limited Partnership Units Outstanding	21,287,484
Common Share Distribution - Quarter/Annualized	$0.1690/$0.6760
Dividend Yield	6.8%
Total Capitalization (see p. 12 for detail)	$1.9 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee, Chair of Nominating Committee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President - Asset Management and Finance
Timothy P. Mihalick	Trustee, Senior Vice President and Chief Operating Officer

Management

Thomas A. Wentz, Sr.	President and Chief Executive Officer
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Timothy P. Mihalick	Senior Vice President and Chief Operating Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President, Asset Management and Finance; Trustee
Kelly A. Walters	Senior Vice President, Capital Markets and New Business Development
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Secretary

Corporate Headquarters:
12 Main Street South
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	2nd Quarter Fiscal Year 2009	1st Quarter Fiscal Year 2009	4th Quarter Fiscal Year 2008	3rd Quarter Fiscal Year 2008	2nd Quarter Fiscal Year 2008
High Closing Price	$11.19	$10.68	$10.47	$10.55	$11.59
Low Closing Price	$7.66	$9.54	$8.95	$8.84	$9.35
Average Closing Price	$10.01	$10.10	$9.82	$9.67	$10.62
Closing Price at end of quarter	$9.88	$10.50	$10.20	$9.80	$10.85
Common Share Distributions—annualized	$0.676	$0.674	$0.672	$0.67	$0.668
Closing Dividend Yield - annualized	6.8%	6.4%	6.6%	6.8%	6.2%
Closing common shares outstanding (thousands)	58,713	58,202	57,732	56,977	56,419
Closing limited partnership units outstanding (thousands)	21,287	21,293	21,238	20,395	20,114
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$790,400	$834,698	$805,494	$758,246	$830,383

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2008 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Second Quarter Fiscal 2009 Development Project

IRET Corporate Plaza, Minot, ND

(architects’ rendering)

Investment Cost by Segment - Second Quarter Fiscal 2009

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2008	07/31/2008	04/30/2008	01/31/2008	10/31/2007
ASSETS
Real estate investments
Property owned	$1,690,763	$1,655,778	$1,648,259	$1,558,560	$1,529,063
Less accumulated depreciation	(240,452)	(229,691)	(219,379)	(209,400)	(199,682)
	1,450,311	1,426,087	1,428,880	1,349,160	1,329,381
Development in progress	17,603	35,231	22,856	14,734	10,553
Unimproved land	5,036	4,567	3,901	3,901	3,901
Mortgage loans receivable, net of allowance	528	534	541	548	391
Total real estate investments	1,473,478	1,466,419	1,456,178	1,368,343	1,344,226
Other assets
Cash and cash equivalents	40,855	42,351	53,481	76,392	89,302
Marketable securities – available-for-sale	420	420	420	2,160	2,090
Receivable arising from straight-lining of rents, net of allowance	14,962	14,383	14,113	13,753	13,430
Accounts receivable, net of allowance	3,676	4,395	4,163	3,842	2,279
Real estate deposits	86	1,048	1,379	1,103	1,601
Prepaid and other assets	1,813	2,324	349	821	1,445
Intangible assets, net of accumulated amortization	56,576	58,936	61,649	29,025	30,457
Tax, insurance, and other escrow	6,182	7,888	8,642	8,060	6,539
Property and equipment, net	1,432	1,450	1,467	1,487	1,486
Goodwill	1,392	1,392	1,392	1,396	1,397
Deferred charges and leasing costs, net	16,037	15,155	14,793	13,528	12,624
TOTAL ASSETS	$1,616,909	$1,616,161	$1,618,026	$1,519,910	$1,506,876

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$26,645	$32,917	$33,757	$29,573	$22,974
Revolving lines of credit	15,000	0	0	0	0
Mortgages payable	1,066,113	1,068,267	1,063,858	975,785	967,612
Other	703	830	978	1,019	1,161
TOTAL LIABILITIES	1,108,461	1,102,014	1,098,593	1,006,377	991,747

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN PARTNERSHIPS	13,098	13,186	12,609	12,768	12,781
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	157,622	159,984	161,818	155,301	154,274
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	448,803	444,134	440,187	433,645	429,236
Accumulated distributions in excess of net income	(138,392)	(130,474)	(122,498)	(115,546)	(108,474)
Accumulated other comprehensive income (loss)	0	0	0	48	(5)
Total shareholders’ equity	337,728	340,977	345,006	345,464	348,074
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,616,909	$1,616,161	$1,618,026	$1,519,910	$1,506,876

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2008	10/31/2007	10/31/2008	07/31/2008	04/30/2008	01/31/2008	10/31/2007
Real estate revenue	$118,419	$107,784	$59,573	$58,846	$58,962	$54,424	$54,211
Real estate expenses	47,757	41,927	23,953	23,804	23,911	21,567	21,053
Net operating income	70,662	65,857	35,620	35,042	35,051	32,857	33,158
Interest	(33,966)	(31,129)	(17,078)	(16,888)	(16,470)	(15,840)	(15,687)
Depreciation/amortization	(27,726)	(25,036)	(13,959)	(13,767)	(13,974)	(12,508)	(12,504)
Administrative, advisory and trustee fees	(2,570)	(2,463)	(1,239)	(1,331)	(1,392)	(1,348)	(1,267)
Operating expenses	(844)	(710)	(482)	(362)	(291)	(343)	(457)
Non-operating income	536	1,066	288	248	671	1,023	431
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$6,092	$7,585	$3,150	$2,942	$3,595	$3,841	$3,674

Gain on sale of other investments	54	2	54	0	38	2	3
Minority interest portion of operating partnership income	(1,347)	(1,835)	(700)	(647)	(833)	(855)	(855)
Minority interest portion of other partnerships’ (income) loss	82	36	19	63	111	(11)	0
Income from continuing operations	4,881	5,788	2,523	2,358	2,911	2,977	2,822
Discontinued operations, net of minority interest	0	29	0	0	377	6	14
NET INCOME	4,881	5,817	2,523	2,358	3,288	2,983	2,836
Dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,695	$4,631	$1,930	$1,765	$2,695	$2,390	$2,243

Per Share Data
Earnings per common share from continuing operations	$.06	$.09	$.03	$.03	$.04	$.04	$.04
Earnings per common share from discontinued operations	.00	.00	.00	.00	.01	.00	.00
Net income per common share – basic & diluted	$.06	$.09	$.03	$.03	$.05	$.04	$.04

Percentage of Revenues
Real estate expenses	40.3%	38.9%	40.2%	40.5%	40.6%	39.6%	38.8%
General and administrative	2.2%	2.3%	2.1%	2.3%	2.4%	2.5%	2.3%
Income from continuing operations	4.1%	5.4%	4.2%	4.0%	4.9%	5.5%	5.2%
Net income	4.1%	5.4%	4.2%	4.0%	5.6%	5.5%	5.2%

Ratios
EBITDA/Interest expense	1.98	x	2.02	x	1.99	x	1.98	x	2.04	x	1.97	x	2.01	x
EBITDA/Interest expense plus preferred distributions	1.92	x	1.95	x	1.92	x	1.91	x	1.97	x	1.90	x	1.93	x

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2008	10/31/2007	10/31/2008	07/31/2008	04/30/2008	01/31/2008	10/31/2007
Funds From Operations(1)
Net income	$4,881	$5,817	$2,523	$2,358	$3,288	$2,983	$2,836
Less dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	3,695	4,631	1,930	1,765	2,695	2,390	2,243
Adjustments:
Minority interest in earnings of Unitholders	1,347	1,846	700	647	973	858	859
Depreciation and amortization	27,481	24,937	13,840	13,641	13,910	12,456	12,452
(Gains)/loss on depreciable property sales	(54)	(2)	(54)	0	(510)	(2)	(3)
Funds from operations applicable to common shares and Units	$32,469	$31,412	$16,416	$16,053	$17,068	$15,702	$15,551

FFO per share and unit - basic and diluted	$0.41	$0.45	$0.21	$0.20	$0.22	$0.21	$0.21
Weighted average shares and units	79,441	69,552	79,668	79,214	78,195	75,755	70,158

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	10/31/2008	07/312008	04/30/2008	01/31/2008	10/31/2007
EBITDA(1)
Net income	$2,523	$2,358	$3,288	$2,983	$2,836
Adjustments:
Minority interest portion of operating partnership income	700	647	973	858	859
Income before minority interest	3,223	3,005	4,261	3,841	3,695
Add:
Interest	17,078	16,888	16,470	15,840	15,687
Depreciation/amortization related to real estate investments	13,480	13,318	13,542	12,165	12,177
Amortization related to non-real estate investments	479	449	437	356	340
Amortization related to real estate revenues(2)	(52)	(57)	(65)	(79)	(99)
Less:
Interest income	(210)	(223)	(449)	(953)	(339)
Gain on sale of real estate, land and other investments	(54)	0	(552)	(2)	(3)
EBITDA	$33,944	$33,380	$33,644	$31,168	$31,458

(1)	See Definitions on page 26.

(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

             6.66%     7.21%     7.64%     7.02%     5.97%     6.24%     5.60%     5.77%     6.22%     5.80%     6.02%
	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2009	$3,395	$0	$3,395	6.66%	0.3%
2010	126,273	3,630	129,903	7.21%	12.2%
2011	82,227	0	82,227	7.64%	7.7%
2012	92,662	0	92,662	7.02%	8.7%
2013	26,088	4,937	31,025	5.97%	2.9%
2014	48,812	1,082	49,894	6.24%	4.7%
2015	72,191	0	72,191	5.60%	6.8%
2016	66,452	375	66,827	5.77%	6.3%
2017	162,319	0	162,319	6.22%	15.2%
2018	94,372	0	94,372	5.80%	8.8%
Thereafter	280,147	1,151	281,298	6.02%	26.4%
Total maturities	$1,054,938	$11,175	$1,066,113	6.36%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2008	07/31/2008	04/30/2008	01/31/2008	10/31/2007
Balances Outstanding
Mortgage
Fixed rate	$1,054,938	$1,057,009	$1,052,162	$951,112	$943,632
Variable rate	11,175	11,258	11,696	24,673	23,980
Mortgage total	1,066,113	1,068,267	1,063,858	975,785	967,612

Weighted Average Interest Rates
Secured	6.36%	6.36%	6.37%	6.44%	6.36%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL

Property	Maturity Date	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012	Thereafter	Total(1)
Multi-Family Residential
Castle Rock - Billings, MT	3/1/2009	$3,395	$0	$0	$0	$0	$3,395
Forest Park Estates - Grand Forks, ND	8/1/2009	0	6,277	0	0	0	6,277
Rimrock Apts - Billings, MT	8/1/2009	0	2,209	0	0	0	2,209
Rocky Meadows Apts - Billings, MT	8/1/2009	0	3,139	0	0	0	3,139
Park Meadows I - Waite Park, MN	9/1/2009	0	2,657	0	0	0	2,657
Park Meadows II & III - Waite Park, MN	9/1/2009	0	7,053	0	0	0	7,053
Terrace on the Green - Moorhead, MN	9/01/2009	0	1,431	0	0	0	1,431
Thomasbrook - Lincoln, NE	10/1/2009	0	5,158	0	0	0	5,158
Crown Colony - Topeka, KS	11/1/2009	0	6,529	0	0	0	6,529
Sherwood Apts - Topeka, KS	11/1/2009	0	9,794	0	0	0	9,794
Westwood Park - Bismarck, ND	12/1/2009	0	1,021	0	0	0	1,021
Dakota Hill at Valley Ranch - Irving, TX	2/1/2010	0	22,941	0	0	0	22,941
Southbrook & Mariposa - Topeka, KS	2/1/2010	0	3,200	0	0	0	3,200
Kirkwood Apts - Bismarck, ND	5/1/2010	0	0	1,954	0	0	1,954
Meadows I - Jamestown, ND	8/1/2010	0	0	912	0	0	912
Meadows II - Jamestown, ND	8/1/2010	0	0	912	0	0	912
Olympic Village - Billings, MT	11/1/2010	0	0	7,716	0	0	7,716
Southview Apartments - Minot, ND	11/1/2010	0	0	749	0	0	749
Valley Park Manor - Grand Forks, ND	11/1/2010	0	0	2,742	0	0	2,742
Valley Park Manor - Grand Forks, ND	11/1/2010	0	0	835	0	0	835
Ridge Oaks Apts - Sioux City, IA	2/1/2011	0	0	2,642	0	0	2,642
Sunset Trail I - Rochester, MN	3/1/2011	0	0	3,974	0	0	3,974
Sunset Trail II - Rochester, MN	3/1/2011	0	0	3,864	0	0	3,864
Oakwood Estates - Sioux Falls, SD	6/1/2011	0	0	0	3,514	0	3,514
Oxbow - Sioux Falls, SD	6/1/2011	0	0	0	3,830	0	3,830
Chateau Apts - Minot, ND	7/1/2011	0	0	0	1,818	0	1,818
Oakmont Apts - Sioux Falls, SD	9/1/2011	0	0	0	3,768	0	3,768
Canyon Lake Apts - Rapid City, SD	10/1/2011	0	0	0	2,727	0	2,727
Meadows III - Jamestown, ND	11/1/2011	0	0	0	1,012	0	1,012
Summary of Debt due after 2012		0	0	0	0	187,734	187,734
Sub-Total Multi-Family Residential		$3,395	$71,409	$26,300	$16,669	$187,734	$305,507

Commercial Office
Three Paramount Plaza - Bloomington, MN	8/1/2009	$0	$4,083	$0	$0	$0	$4,083
American Corporate Center - Mendota Heights, MN(2)	11/1/2009	0	9,761	0	0	0	9,761	(3)
Mendota Center I - Mendota Heights, MN(2)	11/1/2009	0	3,870	0	0	0	3,870	(3)
Mendota Center II - Mendota Heights, MN(2)	11/1/2009	0	6,198	0	0	0	6,198	(3)
Mendota Center III - Mendota Heights, MN(2)	11/1/2009	0	3,600	0	0	0	3,600	(3)
Mendota Center IV - Mendota Heights, MN(2)	11/1/2009	0	4,674	0	0	0	4,674	(3)
Northgate II - Maple Grove, MN	2/1/2010	0	1,332	0	0	0	1,332
Southeast Tech Center - Eagan, MN	2/1/2010	0	3,603	0	0	0	3,603
Westgate I - Boise, ID	2/1/2010	0	1,948	0	0	0	1,948
Westgate II - Boise, ID	2/1/2010	0	4,769	0	0	0	4,769
Brenwood - Minnetonka, MN	10/1/2010	0	0	7,748	0	0	7,748
Nicollet VII - Burnsville, MN	12/1/2010	0	0	4,147	0	0	4,147
Dewey Hill Business Center - Edina, MN	1/1/2011	0	0	2,700	0	0	2,700
Plymouth IV - Plymouth, MN	1/1/2011	0	0	3,309	0	0	3,309
Plymouth V - Plymouth, MN	1/1/2011	0	0	4,762	0	0	4,762
Whitewater Plaza - Minnetonka, MN	3/1/2011	0	0	2,686	0	0	2,686
Whitewater Plaza - Minnetonka, MN	3/1/2011	0	0	1,392	0	0	1,392
2030 Cliff Road - Eagan, MN	4/1/2011	0	0	508	0	0	508
Cold Spring Center - St Cloud, MN	4/1/2011	0	0	4,296	0	0	4,296

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL (continued)

Property	Maturity Date	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012	Thereafter	Total
Commercial Office - Continued
Pillsbury Business Center - Edina, MN	4/1/2011	$0	$0	$984	$0	$0	$984
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	0	0	14,628	0	14,628
Wells Fargo Center - St Cloud, MN	7/1/2011	0	0	0	7,028	0	7,028
Interlachen Corp Center - Eagan, MN	10/11/2011	0	0	0	10,027	0	10,027
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	0	0	4,357	0	4,357
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	0	0	4,369	0	4,369
Summary of Debt due after 2012		0	0	0	0	260,101	260,101
Sub-Total Commercial Office		$0	$43,838	$32,532	$40,409	$260,101	$376,880

Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$0	$0	$22,139	$0	$0	$22,139
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	0	0	9,835	0	9,835
Edina 6405 France Medical - Edina, MN	1/1/2012	0	0	0	9,419	0	9,419
Edina 6363 France Medical - Edina, MN	4/1/2012	0	0	0	8,247	0	8,247
Summary of Debt due after 2012		0	0	0	0	206,881	206,881
Sub-Total Commercial Medical		$0	$0	$22,139	$27,501	$206,881	$256,521

Commercial Industrial
Waconia Industrial Bldg - Waconia, MN	8/2/2009	$0	$1,129	$0	$0	$0	$1,129
Metal Improvement Co - New Brighton, MN	10/1/2009	0	1,243	0	0	0	1,243
Lexington Commerce Center - Eagan, MN	2/1/2010	0	2,898	0	0	0	2,898
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	0	0	0	3,812	0	3,812
Stone Container - Roseville, MN	2/1/2012	0	0	0	4,271	0	4,271
Summary of Debt due after 2012		0	0	0	0	48,679	48,679
Sub-Total Commercial Industrial		$0	$5,270	$0	$8,083	$48,679	$62,032

Commercial Retail
Rochester Maplewood Square - Rochester, MN	8/1/2009	$0	$3,939	$0	$0	$0	$3,939
Minot Arrowhead Shopping Center - Minot, ND	8/23/2009	0	2,500	0	0	0	2,500
Grand Forks MedPark Mall - Grand Forks, ND	3/1/2010	0	2,947	0	0	0	2,947
Minot Plaza - Minot, ND	8/1/2010	0	0	644	0	0	644
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	0	0	612	0	0	612
Summary of Debt due after 2012		0	0	0	0	54,531	54,531
Sub-Total Commercial Retail		$0	$9,386	$1,256	$0	$54,531	$65,173

Total		$3,395	$129,903	$82,227	$92,662	$757,926	$1,066,113

(1)	Totals given are principal balances as of October 31, 2008.

(2)	IRET’s ownership interest in these properties is 51%. IRET’s 49% joint venture partner is obligated on the mortgage debt in proportion to its ownership interest.

(3)	Includes the 49% share of IRET’s joint venture partner.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	10/31/2008		07/31/2008		04/30/2008		01/31/2008		10/31/2007
Equity Capitalization
Common shares outstanding	58,713		58,202		57,732		56,977		56,419
Operating partnership (OP) units outstanding	21,287		21,293		21,238		20,395		20,114
Total common shares and OP units outstanding	80,000		79,495		78,970		77,372		76.533
Market price per common share (closing price at end of period)	$9.88		$10.50		$10.20		$9.80		$10.85
Equity capitalization-common shares and OP units	$790,400		$834,698		$805,494		$758,246		$830,383
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$817,717		$862,015		$832,811		$785,563		$857,700

Debt Capitalization
Total mortgage debt	$1,066,113		$1,068,267		$1,063,858		$975,785		$967,612
Total capitalization	$1,883,830		$1,930,282		$1,896,669		$1,761,348		$1,825,312

Total debt to total capitalization	0.57:1		0.55:1		0.56:1		0.55:1		0.53:1

Earnings to fixed charges(1)	1.16	x	1.15	x	1.20	x	1.23	x	1.23	x
Earnings to combined fixed charges and preferred distributions(1)	1.13	x	1.12	x	1.16	x	1.19	x	1.19	x
Debt service coverage ratio(1)	1.41	x	1.40	x	1.46	x	1.42	x	1.45	x

Distribution Data
Common shares and units outstanding at record date	79,566		79,116		77,675		76,698		69,363
Total common distribution paid	$13,445		$13,332		$13,050		$12,847		$11,584
Common distribution per share and unit	$0.1690		$0.1685		$0.1680		$0.1675		$0.1670
Payout ratio (FFO per share and unit basis)(1)	80.5%		84.3%		76.4%		79.8%		79.5%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended October 30,			Six months Ended October 30,
Segment	2008	2007	% Change	2008	2007	% Change
Multi-Family Residential	$9,955	$9,468	5.1%	$19,425	$18,724	3.7%
Commercial Office	11,031	11,857	(7.0%)	21,963	23,729	(7.4%)
Commercial Medical	6,648	6,819	(2.5%)	13,333	13,445	(0.8%)
Commercial Industrial	1,661	1,979	(16.1%)	3,323	3,955	(16.0%)
Commercial Retail	2,357	2,398	(1.7%)	4,695	4,928	(4.7%)
	$31,652	$32,521	(2.7%)	$62,739	$64,781	(3.2%)

1.	For 2nd Quarter Fiscal 2009 and 2nd Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.

Total number of units, 611. Occupancy % for the three and six months ended October 31, 2008, 92.6% and 88.4%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN and Bismarck 715 E Broadway, Bismarck, ND.
Total square footage, 185,825. Occupancy % for the three and six months ended October 31, 2008, 95.4% and 95.1%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and six months ended October 31, 2008, 95.2% and 97.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.
Total square footage, 846,953. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,326	$20,029	$9,280	$2,139	$3,513	$0	$53,287
Non-Stabilized	1,076	694	3,680	836	0	0	6,286
Total	19,402	20,723	12,960	2,975	3,513	0	59,573

Real estate expenses
Stabilized(1)	8,371	8,998	2,632	478	1,156	0	21,635
Non-Stabilized	558	205	1,231	324	0	0	2,318
Total	8,929	9,203	3,863	802	1,156	0	23,953

Net Operating Income (NOI)
Stabilized(1)	9,955	11,031	6,648	1,661	2,357	0	31,652
Non-Stabilized	518	489	2,449	512	0	0	3,968
Net operating income	$10,473	$11,520	$9,097	$2,173	$2,357	$0	$35,620

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,916)	$(5,945)	$(4,246)	$(952)	$(992)	$(27)	$(17,078)
Depreciation/amortization	(3,499)	(5,118)	(3,194)	(903)	(698)	(547)	(13,959)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,239)	(1,239)
Other expenses	0	0	0	0	0	(482)	(482)
Other income	0	0	0	0	0	288	288
Income before gain on sale of other investments and minority interest and discontinued operations	2,058	457	1,657	318	667	(2,007)	3,150
Gain on sale of the other investments	0	0	0	0	0	54	54
Minority interest portion of operating partnership income	0	0	0	0	0	(700)	(700)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	19	19
Income from continuing operations	2,058	457	1,657	318	667	(2,634)	2,523
NET INCOME	2,058	457	1,657	318	667	(2,634)	2,523
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,058	$457	$1,657	$318	$667	$(3,227)	$1,930

1.	For 2nd Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.

Total number of units, 611. Occupancy % for the three and six months ended October 31, 2008, 92.6% and 88.4%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN and Bismarck 715 E Broadway, Bismarck, ND.
Total square footage, 185,825. Occupancy % for the three and six months ended October 31, 2008, 95.4% and 95.1%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265 Occupancy % for the three and six months ended October 31, 2008, 95.2% and 97.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.
Total square footage, 846,953. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2007
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,699	$20,561	$8,799	$2,431	$3,385	$0	$52,875
Non-Stabilized	569	50	121	596	0	0	1,336
Total	18,268	20,611	8,920	3,027	3,385	0	54,211

Real estate expenses
Stabilized(1)	8,231	8,704	1,980	452	987	0	20,354
Non-Stabilized	445	17	63	174	0	0	699
Total	8,676	8,721	2,043	626	987	0	21,053

Net Operating Income (NOI)
Stabilized(1)	9,468	11,857	6,819	1,979	2,398	0	32,521
Non-Stabilized	124	33	58	422	0	0	637
Net operating income	$9,592	$11,890	$6,877	$2,401	$2,398	$0	$33,158

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,920)	$(5,777)	$(2,822)	$(872)	$(1,050)	$(246)	$(15,687)
Depreciation/amortization	(3,261)	(5,234)	(2,122)	(821)	(662)	(404)	(12,504)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,267)	(1,267)
Other expenses	0	0	0	0	0	(457)	(457)
Other income	0	0	0	0	0	431	431
Income before gain on sale of other investments and minority interest and discontinued operations	1,411	879	1,933	708	686	(1,943)	3,674
Gain on sale of other investments	0	0	0	0	0	3	3
Minority interest portion of operating partnership income	0	0	0	0	0	(855)	(855)
Income from continuing operations	1,411	879	1,933	708	686	(2,795)	2,822
Discontinued operations, net of minority interest(2)	16	(2)	0	0	0	0	14
NET INCOME	1,427	877	1,933	708	686	(2,795)	2,836
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,427	$877	$1,933	$708	$686	$(3,388)	$2,243

1.	For 2nd Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; and Thomasbrook Apartments, Lincoln, NE.
Total number of units, 69. Occupancy for the three and six month ended, 81.7% and 81.6%, respectively.

Commercial Office -	Plymouth 5095, Plymouth, MN.
Total square footage, 20,528. Occupancy for the three and six month ended, 100.0% and 100.0%, respectively.

Commercial Medical -	Barry Point, Kansas City, MO.
Total sq. ft., 18,502. Occupancy for the three and six month ended, 100.0% and 100.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.
Total square footage, 648,353. Occupancy for the three and six month ended, 91.8% and 92.3%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$35,973	$40,216	$18,780	$4,341	$6,991	$0	$106,301
Non-Stabilized	2,030	1,313	7,045	1,730	0	0	12,118
Total	38,003	41,529	25,825	6,071	6,991	0	118,419

Real estate expenses
Stabilized(1)	16,548	18,253	5,447	1,018	2,296	0	43,562
Non-Stabilized	1,106	394	2,178	517	0	0	4,195
Total	17,654	18,647	7,625	1,535	2,296	0	47,757

Net Operating Income (NOI)
Stabilized(1)	19,425	21,963	13,333	3,323	4,695	0	62,739
Non-Stabilized	924	919	4,867	1,213	0	0	7,923
Net operating income	$20,349	$22,882	$18,200	$4,536	$4,695	$0	$70,662

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(9,767)	$(11,847)	$(8,470)	$(1,890)	$(2,002)	$10	$(33,966)
Depreciation/amortization	(6,971)	(10,251)	(6,287)	(1,732)	(1,420)	(1,065)	(27,726)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,570)	(2,570)
Other expenses	0	0	0	0	0	(844)	(844)
Other income	0	0	0	0	0	536	536
Income before gain on sale of other investments and minority interest and discontinued operations	3,611	784	3,443	914	1,273	(3,933)	6,092
Gain on sale of other investments	0	0	0	0	0	54	54
Minority interest portion of operating partnership income	0	0	0	0	0	(1,347)	(1,347)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	82	82
Income from continuing operations	3,611	784	3,443	914	1,273	(5,144)	4,881
NET INCOME	3,611	784	3,443	914	1,273	(5,144)	4,881
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,611	$784	$3,443	$914	$1,273	$(6,330)	$3,695

1.	For 2nd Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.

Total number of units, 611. Occupancy % for the three and six months ended October 31, 2008, 92.6% and 88.4%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN and Bismarck 715 E Broadway, Bismarck, ND.
Total square footage, 185,825. Occupancy % for the three and six months ended October 31, 2008, 95.4% and 95.1%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and six months ended October 31, 2008, 95.2% and 97.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.
Total square footage, 846,953. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2007
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$34,840	$41,148	$17,655	$4,850	$7,017	$0	$105,510
Non-Stabilized	1,147	58	230	839	0	0	2,274
Total	35,987	41,206	17,885	5,689	7,017	0	107,784

Real estate expenses
Stabilized(1)	16,116	17,419	4,210	895	2,089	0	40,729
Non-Stabilized	844	18	106	230	0	0	1,198
Total	16,960	17,437	4,316	1,125	2,089	0	41,927

Net Operating Income (NOI)
Stabilized(1)	18,724	23,729	13,445	3,955	4,928	0	64,781
Non-Stabilized	303	40	124	609	0	0	1,076
Net operating income	$19,027	$23,769	$13,569	$4,564	$4,928	$0	$65,857

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(9,779)	$(11,507)	$(5,646)	$(1,641)	$(2,056)	$(500)	$(31,129)
Depreciation/amortization	(6,488)	(10,664)	(4,237)	(1,505)	(1,331)	(811)	(25,036)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,463)	(2,463)
Other expenses	0	0	0	0	0	(710)	(710)
Other income	0	0	0	0	0	1,066	1,066
Income before gain on sale of other investments and minority interest and discontinued operations	2,760	1,598	3,686	1,418	1,541	(3,418)	7,585
Gain on sale of other investments	0	0	0	0	0	2	2
Minority interest portion of operating partnership income	0	0	0	0	0	(1,835)	(1,835)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	36	36
Income from continuing operations	2,760	1,598	3,686	1,418	1,541	(5,215)	5,788
Discontinued operations, net of minority interest(2)	32	(3)	0	0	0	0	29
NET INCOME	2,792	1,595	3,686	1,418	1,541	(5,215)	5,817
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,792	$1,595	$3,686	$1,418	$1,541	$(6,401)	$4,631

1.	For 2nd Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; and Thomasbrook Apartments, Lincoln, NE.
Total number of units, 69. Occupancy for the three and six month ended, 81.7% and 81.6%, respectively.

Commercial Office -	Plymouth 5095, Plymouth, MN.
Total square footage, 20,528. Occupancy for the three and six month ended, 100.0% and 100.0%, respectively.

Commercial Medical -	Barry Point, Kansas City, MO.
Total sq. ft., 18,502. Occupancy for the three and six month ended, 100.0% and 100.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.
Total square footage, 648,353. Occupancy for the three and six month ended, 91.8% and 92.3%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
2nd Quarter Fiscal 2009 vs. 2nd Quarter Fiscal 2008

Segments	Stabilized Properties		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2009	Fiscal 2008	Fiscal 2009	Fiscal 2008
Multi-Family Residential	95.1%	94.2%	94.9%	93.8%
Commercial Office	88.5%	92.9%	88.8%	92.9%
Commercial Medical	95.8%	95.6%	95.6%	95.6%
Commercial Industrial	96.5%	98.4%	97.3%	97.2%
Commercial Retail	88.8%	86.9%	88.8%	86.9%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and six months ended October 31, 2008

	Three Months Ended October 30, 2008			Six Months Ended October 30, 2008
	New(1)	Renew(2)	2nd Quarter 2008 Total	New(1)	Renew(2)	Year-To-Date Total
Gross Leasing Square Footage
Commercial Office	108,239	41,844	150,083	156,610	155,982	312,592
Commercial Medical	623	16,075	16,698	8,196	23,322	31,518
Commercial Industrial	0	71,627	71,627	12,500	71,627	84,127
Commercial Retail	55,770	11,844	67,614	63,376	50,430	113,806
Total	164,632	141,390	306,022	240,682	301,361	542,043

Weighted Average Term (yrs)
Commercial Office	4.9	2.6	3.0	4.9	3.0	3.8
Commercial Medical	3.0	5.7	5.0	6.0	5.4	5.5
Commercial Industrial	0.0	5.8	5.8	0.1	5.8	3.9
Commercial Retail	9.2	3.2	6.6	5.8	3.2	4.2
Total	6.5	3.9	4.6	5.2	3.6	4.2

Rental Rate Increases
Rate on Expiring Leases
Commercial Office			$12.41			$11.46
Commercial Medical			19.20			18.89
Commercial Industrial			2.88			2.88
Commercial Retail			3.53			6.67
Total			$12.33			$11.49

Rate on New and Renewal Leases
Commercial Office	$11.46	$9.64	$10.96	$10.16	$9.78	$9.97
Commercial Medical	23.04	16.24	16.51	22.68	16.32	17.98
Commercial Industrial	0.0	4.64	4.64	5.50	4.64	4.77
Commercial Retail	15.19	10.80	14.41	14.39	8.62	11.83
Total	$12.77	$7.95	$10.54	$11.46	$8.87	$10.02

Percentage Increase (Decrease)
Commercial Office			(11.7%)			(13.0%)
Commercial Medical			(14.0%)			(4.8%)
Commercial Industrial			61.1%			65.6%
Commercial Retail			308.2%			77.4%
Total			(14.5%)			(12.8%)

(1)	Excluding leases in place on date of acquisition.

(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.

(3)	Net of estimated operating expenses, other than tenant improvements.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and six months ended October 31, 2008

	2nd Quarter 2008 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$890,000	$106,772	$996,772	$1,372,779	$601,733	$1,974,512
Commercial Medical	6,230	250,846	257,076	271,285	255,071	526,356
Commercial Industrial	0	169,083	169,083	0	169,083	169,083
Commercial Retail	425,154	18,369	443,523	439,702	18,369	458,071
Subtotal	$1,321,384	$545,070	$1,866,454	$2,083,766	$1,044,256	$3,128,022

Tenant Improvements per square foot
Commercial Office	$8.22	$2.55	$6.64	$8.77	$3.86	$6.32
Commercial Medical	10.00	15.60	15.40	33.10	10.94	16.70
Commercial Industrial	0.00	2.36	2.36	0.00	2.36	2.01
Commercial Retail	7.62	1.55	6.56	6.94	0.36	4.03
Subtotal	$8.03	$3.86	$6.10	$8.66	$3.47	$5.77

Leasing Costs
Commercial Office	$229,160	$27,001	$256,161	$487,669	$439,453	$927,122
Commercial Medical	1,870	63,534	65,404	51,963	77,455	129,418
Commercial Industrial	0	38,960	38,960	343	38,960	39,303
Commercial Retail	24,738	28,792	53,530	37,670	31,739	69,409
Subtotal	$255,768	$158,287	$414,055	$577,645	$587,607	$1,165,252

Leasing Costs per square foot
Commercial Office	$2.12	$0.65	$1.71	$3.11	$2.82	$2.97
Commercial Medical	3.00	3.95	3.92	6.34	3.32	4.11
Commercial Industrial	0.00	0.54	0.54	0.03	0.54	0.47
Commercial Retail	0.44	2.43	0.79	0.59	0.63	0.61
Subtotal	$1.55	$1.12	$1.35	$2.40	$1.95	$2.15

Tenant Improvements and Leasing Costs
Commercial Office	$1,119,160	$133,773	$1,252,933	$1,860,448	$1,041,186	$2,901,634
Commercial Medical	8,100	314,380	322,480	323,248	332,526	655,774
Commercial Industrial	0.00	208,043	208,043	343	208,043	208,386
Commercial Retail	449,892	47,161	497,053	477,372	50,108	527,480
Total	$1,577,152	$703,357	$2,280,509	$2,661,411	$1,631,863	$4,293,274

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$10.34	$3.20	$8.35	$11.88	$6.68	$9.28
Commercial Medical	13.00	19.56	19.31	39.44	14.26	20.81
Commercial Industrial	0.00	2.90	2.90	0.03	2.90	2.48
Commercial Retail	8.07	3.98	7.35	7.53	0.99	4.63
Total	$9.58	$4.97	$7.45	$11.06	$5.41	$7.92

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	10/31/2008	07/31/2008	04/30/2008	01/31/2008	10/31/2007
Number of Units	9,564	9,528	9,500	9,500	9,337
Average Investment Per Unit	$54,303	$53,919	$53,677	$53,313	$52,898

Average Scheduled Rent per Unit
Stabilized	$705.53	$700.43	$695.01	$690.31	$686.99
Non-Stabilized	648.90	647.89	657.55	611.55	590.24
	$701.98	$697.18	$692.85	$686.38	$683.01

Total Receipts per Unit
Stabilized	$682.32	$657.09	$658.05	$659.05	$659.02
Non-Stabilized	598.48	536.68	484.14	474.53	491.86
	$677.06	$649.63	$648.03	$649.84	$652.15
Occupancy %
Stabilized	95.1%	92.8%	93.2%	93.9%	94.2%
Non-Stabilized	92.6%	84.1%	72.4%	76.1%	81.6%
	94.9%	92.3%	92.1%	93.1%	93.8%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.2%	43.5%	45.9%	44.3%	44.6%
Non-Stabilized	47.9%	47.5%	46.7%	47.2%	65.4%
Total	44.4%	43.7%	45.9%	44.4%	45.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2008

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista/Sunwest Management, Inc.	21	242	10.6%	983,877	9.2%
St. Lukes Hospital of Duluth, Inc.	6	81	3.5%	198,775	1.9%
Fairview Health	8	53	2.3%	166,402	1.6%
Applied Underwriters	3	100	2.3%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	25	2.0%	224,650	2.1%
UGS Corp.	1	34	1.6%	122,567	1.1%
HealthEast Care System	1	124	1.6%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	58	1.5%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	66	1.5%	424,147	4.0%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	33	1.4%	82,725	0.8%
Total/Weighted Average		106	28.3%	2,581,223	24.2%

(3)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of October 31, 2008

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent *	Average Rental Rate	% of Annualized Rent
Commercial Office
2009	26	196,621	4.6%	$1,889,845	$9.61	3.5%
2010	77	675,855	16.0%	8,077,629	11.95	14.9%
2011	66	654,056	15.5%	8,612,658	13.17	15.9%
2012	48	777,880	18.4%	10,762,422	13.84	19.9%
2013	35	577,082	13.6%	7,314,709	12.68	13.5%
2014 and thereafter	63	1,352,680	31.9%	17,451,185	12.90	32.3%
	315	4,234,174	100.0%	$54,108,448	$12.78	100.0%

Commercial Medical
2009	13	42,261	1.9%	$754,060	$17.84	2.0%
2010	23	58,634	2.7%	1,094,781	18.67	2.9%
2011	17	67,247	3.0%	1,247,652	18.55	3.4%
2012	29	111,537	5.0%	2,248,245	20.16	6.1%
2013	18	68,342	3.1%	1,242,913	18.19	3.3%
2014 and thereafter	103	1,869,474	84.3%	30,567,273	16.35	82.3%
	203	2,217,495	100.0%	$37,154,924	$16.76	100.0%

Commercial Industrial
2009	4	107,788	3.9%	$497,923	$4.62	4.7%
2010	7	289,844	10.4%	985,673	3.40	9.3%
2011	15	1,072,579	38.5%	3,549,017	3.31	33.4%
2012	2	237,066	8.5%	640,078	2.70	6.0%
2013	2	204,633	7.3%	1,003,250	4.90	9.5%
2014 and thereafter	10	876,989	31.4%	3,943,857	4.50	37.1%
	40	2,788,899	100.0%	$10,619,798	$3.81	100.0%

Commercial Retail
2009	25	182,068	14.5%	$1,118,472	$6.14	11.0%
2010	50	216,010	17.2%	1,485,635	6.88	14.7%
2011	43	259,548	20.6%	2,550,078	9.83	25.2%
2012	25	221,785	17.6%	1,221,409	5.51	12.0%
2013	14	68,720	5.4%	444,275	6.47	4.4%
2014 and thereafter	33	311,328	24.7%	3,308,787	10.63	32.7%
	190	1,259,459	100.0%	$10,128,656	$8.04	100.0%

Commercial Total
2009	68	528,738	5.0%	$4,260,300	$8.06	3.8%
2010	157	1,240,343	11.8%	11,643,718	9.39	10.4%
2011	141	2,053,430	19.6%	15,959,405	7.77	14.3%
2012	104	1,348,268	12.8%	14,872,154	11.03	13.3%
2013	69	918,777	8.8%	10,005,147	10.89	8.9%
2014 and thereafter	209	4,410,471	42.0%	55,271,102	12.53	49.3%
	748	10,500,027	100.0%	$112,011,826	$10.67	100.0%

* Annualized Rent is monthly scheduled rent as of October 31, 2008 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 ACQUISITION SUMMARY
as of October 31, 2008
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	October 31, 2008 Leased Percentage	Investment

33-unit Minot Westridge Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	33	100.0%	100.0%	$1,954
12-unit Minot Fairmont Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	12	100.0%	100.0%	365
4-unit Minot 4th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	4	100.0%	100.0%	89
3-unit Minot 11th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	3	100.0%	100.0%	64
Bismarck 2130 S. 12th Street	Bismarck, ND	Unimproved Land	May 23, 2008	N/A	N/A	N/A	576
22,500 sq. ft. Bismarck 715 E. Broadway	Bismarck, ND	Commercial Office	August 1, 2008	22,500	100.0%	100.0%	1,911
Bismarck 700 E. Main	Bismarck, ND	Unimproved Land	August 1, 2008	N/A	N/A	N/A	314
36-unit Evergreen Apartments	Isanti, MN	Multi-Family Residential	September 2, 2008	36	100.0%	100.0%	3,100
56,239 sq. ft.- 2828 Chicago Avenue	Minneapolis, MN	Commercial Medical	September 16, 2008	56,239	68%	72%	12,046
31,643 sq. ft.- Southdale Medical Expansion (6545 France Avenue)	Edina, MN	Commercial Medical	September 17, 2008	31,643	75%	82%	6,473
			Total Square Feet	87,882			$26,892
			Total Units	88

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 DEVELOPMENT SUMMARY
as of October 31, 2008
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed		Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
IRET Corporate Plaza, Minot, ND	approximately 71 units & 60,100 sq. ft.	33	%*	$20,739	$16,875	3rd Quarter Fiscal 2009

401 South Main, Minot, ND	10 Units	0%		793	728	3rd Quarter Fiscal 2009
		Total		$42,332	$17,603
*      IRET - occupied portion.

Definitions
October 31, 2008

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.